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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) October 25, 1999
                                                       ----------------

                                SUFFOLK BANCORP
             (Exact name of registrant as specified in its charter)

           New York                          0-13580                     11-2708279
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
 incorporation or organization)


  6 West Second Street, Riverhead, New York                          11901
     (Address of principal executive offices)                     (Zip Code)

      Registrant's telephone number, including area code:  (516) 727-5667
                                                           --------------

                                      N/A
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On October 25, 1999, the Board of Directors of Suffolk Bancorp elected Terence
X. Meyer to serve as a Director of Suffolk Bancorp and its banking subsidiary, The Suffolk County National Bank of Riverhead, effective on November 22, 1999. His directorship is an addition to the current board, which will include eleven members after he assumes his duties.

BUSINESS EXPERIENCE DURING PAST FIVE YEARS: (REGULATION S-K, ITEM 401 (e)(1)).

Mr. Meyer has served since 1983 as a managing partner in Meyer, Meyer, Metli, and Keneally, Esqs. L.L.P., a full-service law firm headquartered in Smithtown, New York. He is also a Certified Public Accountant.


ITEM 7. EXHIBITS

     Press Release dated 10/29/99
     "Suffolk Bancorp Elects Terence X. Meyer Director"
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SUFFOLK BANCORP

Date:  October 29, 1999            By: /s/ Douglas Ian Shaw
                                      ---------------------
                                      Vice President &
                                      Corporate Secretary